Ivy Apollo Strategic Income Fund

Summary Prospectus   |   October 1, 2015

Share Class (Ticker):    Class A Shares (IAPOX), Class C Shares (ICPOX), Class I Shares (IIPOX), Class R6 Shares (IRPOX), Class Y Shares (IYPOX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated October 1, 2015 (as each may be amended or supplemented) are incorporated herein by reference.

Objectives

To seek to provide a high level of current income. Capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 40 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 68 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class C		Class I	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	1.00%	[1]	None	None	None
Maximum Account Fee	$20	[2]	$20	[2]	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class R6	Class Y
Management Fees	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses[3]	0.62%	0.48%	0.61%	0.47%	0.61%
Total Annual Fund Operating Expenses	1.55%	2.16%	1.29%	1.15%	1.54%
Fee Waiver and/or Expense Reimbursement[4]	0.40%	0.31%	0.44%	0.30%	0.44%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.85%	0.85%	0.85%	1.10%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	The percentage shown for Other Expenses is based on estimated amounts for the current fiscal year.

[4]

Through January 31, 2017, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses for the Fund’s Class A shares at 1.15%, Class C shares at 1.85%, Class I shares and Class R6 shares at 0.85% and Class Y shares at 1.10%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees of the Trust (Board).

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A Shares	$685	$999
Class C Shares	188	646
Class I Shares	87	366
Class R6 Shares	87	336
Class Y Shares	112	443

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A Shares	$685	$999
Class C Shares	188	646
Class I Shares	87	366
Class R6 Shares	87	336
Class Y Shares	112	443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund does not have a portfolio turnover rate as of the date of this prospectus as it has not yet commenced operations.

Principal Investment Strategies

Ivy Apollo Strategic Income Fund seeks to achieve its objectives by allocating its assets among three different investment strategies, or “sleeves,” which IICO believes are generally complementary to each other: a total return strategy, a global bond strategy and a high income strategy. IICO and Apollo Credit Management, LLC (Apollo), the Fund’s subadviser and a subsidiary of Apollo Global Management, LLC (together with its consolidated subsidiaries, including Apollo, Apollo Global) (collectively, IICO and Apollo are referred to as the Investment Manager), provide day-to-day management for one or more of these investment sleeves according to the following general allocation:

■	Total Return Strategy (Apollo): 20% Target Allocation

■	Global Bond Strategy (IICO): 10% - 70% Flexible Allocation

■	High Income Strategy (IICO): 10% - 70% Flexible Allocation

The Investment Managers will act independently from the other and each will utilize its own distinct investment style for the sleeve(s) that it manages, subject to the Fund’s investment objectives, strategies and restrictions and the overall supervision of the Board.

IICO will rebalance the Fund’s assets on a periodic basis (as determined by IICO) to return the total return strategy to its target 20% allocation. However, market movements may cause the Fund’s allocation to that sleeve to differ from the 20% allocation between rebalances. For each of the global bond strategy and the high income strategy, the allocation ranges noted above are target projections only and IICO or market movements (or a combination of both) from time to time may cause the Fund’s allocation to one or both of those sleeves to exceed those ranges; likewise, IICO may change the ranges from time to time based on current or anticipated market conditions and/or IICO’s views on the broader market and its economic outlook.

Information about each strategy is set forth below.

Total Return Strategy Sleeve:

Apollo invests the assets allocated to the total return strategy using a multi-sector approach across a broad range of credit-oriented markets with a primary, but not exclusive, focus on non-investment grade credit. Apollo uses a flexible value investment style and allocates its assets across four areas: U.S. corporate credit, global corporate credit, structured credit, and real estate. Apollo invests the assets allocated to this strategy in both secured and unsecured credit assets or instruments such as: corporate credit, bank loans (including senior loans or lower-rated loans), high yield bonds, stressed or distressed credit assets; residential loans and mortgage backed securities; middle market loans, collateralized loan obligations (CLOs), commercial real estate loans and mortgage-backed securities; asset-backed securities; liquid and illiquid opportunistic investments; emerging market investments; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; and any other asset or instrument having a similar target return profile.

Apollo expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. Apollo may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. The strategy is unconstrained (meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy) and Apollo expects to achieve significant diversification across sectors, geographies, industries and issuers, although such diversification will be constrained by the liquidity and leveraging requirements of the Investment Company Act of 1940, as amended. Investments may be of any level of liquidity and maturity, and of any credit quality.

Global Bond Strategy Sleeve:

IICO invests the assets allocated to the global bond strategy in a diversified portfolio of bonds of foreign and U.S. issuers, including foreign or U.S. governments, and in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans) issued by foreign or U.S. companies of any size, including those in emerging markets. IICO may invest all of the assets in the sleeve in foreign securities and in securities denominated in currencies other than the U.S. dollar. The Fund may invest in securities of any maturity.

Under normal circumstances, IICO will invest at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers, and among at least three different countries (one of which may be the United States).

Although the sleeve invests primarily in investment grade securities, it may invest up to 100% of the sleeve assets in non-investment grade bonds, commonly called “high yield” or “junk bonds,” primarily of foreign issuers, that include bonds rated BB+ or lower by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. The sleeve will invest in non-investment grade securities only if IICO deems the risks to be consistent with the Fund’s objectives. The sleeve also may invest in equity securities of foreign and U.S. issuers.

Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

High Income Strategy Sleeve:

IICO invests the assets allocated to the high income strategy primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), including senior loans or lower-rated loans, of U.S. and foreign corporate issuers, the risks of which are, in IICO’s judgment, consistent with the Fund’s objectives. IICO invests the assets allocated to this sleeve primarily in lower-quality debt securities (generally, debt securities rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality). IICO may invest an unlimited amount of the assets allocated to this sleeve in junk bonds, as described above. Although IICO considers credit ratings in selecting investments for the assets allocated to this sleeve, IICO bases its investment decision for a particular instrument primarily on its own credit analysis. IICO may invest assets allocated to the high income strategy in fixed-income securities of any maturity and in companies of any size.

IICO may invest up to 100% of the sleeve’s assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

IICO also may invest the sleeve’s assets in private placements and other restricted securities.

After IICO is comfortable with the business model of a company, it attempts to optimize the sleeve’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans or floating rate notes, secured and/or unsecured high-yield bonds, and/or convertible securities trading well below their conversion values. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the sleeve invests may be high yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the sleeve invests may be loans, including second-lien loans which are lower in the capital structure and less liquid than first-lien (senior) loans.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

■

Asset Allocation Risk. Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which could result in the Fund performing poorly.

■

Capital Repatriation Risk. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Investment Manager is unable to repatriate capital from the Fund’s investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

■

Collateralized Loan Obligations Risk. A collateralized loan obligation (CLO) is an investment vehicle backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called “tranches.” CLOs issue classes or tranches of securities that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Debt Instruments Risk. The Fund will invest primarily in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Many of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

■

Distressed Securities Risk. The Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

■

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

■

Equity Linked Securities Risk. An equity-linked security is a type of debt instrument that is linked to the equity market. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

■

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency.

■	Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■

Investments in Loans Secured by Real Estate Risk. The Fund may invest in loans secured by real estate (other than mortgage-backed securities) and may, as a result of default, foreclosure or otherwise, hold real estate assets. Special risks associated with such investments include changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), competition based on rental rates, attractiveness and location of the properties, changes in the financial condition of tenants, and changes in operating costs. Real estate values are also affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

■

Investments in Structured Products Risk. The Fund may invest in securities backed by, or representing interests in, certain underlying instruments (“structured products”). The terms of the instrument may be determined or structured by the purchaser and the issuer of the instrument. The performance of structured products will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Loan Origination Risk. The Fund may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans, and other similar investments. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment. The Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Investment Manager; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers.

■

Loan Risk. In addition to the risks typically associated with fixed income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans.

With loan assignments, as an assignee, the Fund normally will succeed to all rights and obligations of the assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

■

Loans to Private and Middle Market Companies Risk. Loans to private and middle market companies involve a number of particular risks that may not exist in the case of loans to large public companies, including:

■

these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;

■

these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

■	there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality; and

■

these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

■

Management Risk. Fund performance is primarily dependent on IICO’s (and Apollo’s) skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. The financial crisis that started in 2008 continues to affect the U.S. and foreign economies and has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

■

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

■

Multi-Manager Risk. While IICO monitors the investments of Apollo in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO and Apollo make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by Apollo or IICO will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

■

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Fund could find it difficult to sell privately placed securities and other restricted securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

■

Real Estate Industry Risk. Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■

Senior Loan Risk. The Fund may invest in senior (or first-lien) loans, including either fixed- or floating-rate (sometimes referred to as “adjustable rate”) loans, which hold a senior position in the capital structure of U.S. and foreign corporate issuers. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. In addition to the risks typically associated with debt securities, such as credit risk and interest rate risk, senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are subject to prepayment risk. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Performance

The Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and the total return strategy is subadvised by Apollo Credit Management, LLC (Apollo).

Portfolio Managers

Each of the following has managed all or a portion of the Fund since its inception in October 2015:

•	Mark G. Beischel, Senior Vice President of IICO

•	Chad A. Gunther, Senior Vice President of IICO

•	James Zelter, President of Apollo

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A and C: 800.777.6472); fax (Class A and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class R6 shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class R6 and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IAPOX